EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Contact: Julie Koenig Loignon (502) 636-4502 (office) juliek@kyderby.com
CHURCHILL DOWNS INCORPORATED ACQUIRES AMERICATAB,
BLOODSTOCK RESEARCH INFORMATION SERVICES AND
THOROUGHBRED SPORTS NETWORK BUSINESSES
Transactions Bring Account-Wagering and Industry-Leading Handicapping and Pedigree
Data Service Businesses Into Churchill Downs’ Stable
LOUISVILLE, Ky. (June 12, 2007) — Churchill Downs Incorporated (NASDAQ: CHDN) (“Churchill Downs” or “Company”) today announced that through two separate acquisitions, the Company has acquired certain assets of AmericaTAB, Bloodstock Research Information Services (“BRIS”) and the Thoroughbred Sports Network (“TSN”) for an aggregate purchase price of $80 million, plus potential earn-out payments of up to $7 million. The all-cash transactions, which closed June 11, 2007, include the acquisition of the following advance-deposit wagering (“ADW”) platforms:
•	Winticket.com

•	BrisBET.com

•	TsnBET.com
          Through these transactions, Churchill Downs has also acquired the operations of an industry-leading data services company, BRIS (www.brisnet.com) and TSN (www.tsnhorse.com), which produce handicapping and pedigree reports that are sold to racetracks, horse owners and breeders, horseplayers and racing-related publications.
          Robert L. Evans, the Company’s president and chief executive officer, said the acquisitions position Churchill Downs for growth in the ADW market, which continues to be the fastest-growing segment of the pari-mutuel industry. “AmericaTAB, BRIS and their affiliates have proven to be some of the most efficiently operated and customer-focused ADW platforms and data services in the industry and will be a great complement to our newly launched TwinSpires account-wagering service,” stated Evans. “We anticipate the ADW businesses we have acquired should generate approximately $175 million in handle and approximately $43.6 million in revenue in 2008 and to become accretive to earnings in 2008.”
          “We also look forward to serving handicappers as well as horse owners, breeders, trainers and bloodstock experts through the BRIS and TSN data services,” continued Evans. “Horsemen and horseplayers from all walks of life find BRIS and TSN data products invaluable as they
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Churchill Downs Incorporated Acquires AmericaTAB, Bloodstock Research Information
Services and Thoroughbred Sports Network Businesses

June 12, 2007
make everyday decisions in the horse racing business. We are pleased to add these well-respected organizations to Churchill Downs’ stable of companies.”
          Happy Broadbent, who previously managed the BRIS family of companies, will join Churchill Downs as a corporate vice president and serve as general manager of Winticket.com and the AmericaTAB operations being acquired, as well as BrisBET.com, TsnBET.com and the BRIS and TSN data services. Broadbent will report directly to Vernon Niven, executive vice president of technology initiatives for the Company and president of the TwinSpires account-wagering platform.
          “We are excited to become part of North America’s most successful horse racing company, Churchill Downs Incorporated,” said Broadbent. “Over the years, the AmericaTAB- and BRIS-affiliated businesses have developed very loyal customers, and we want to assure our account holders and data subscribers that the ADW platforms and information services will continue to operate as they have in the past. We anticipate no significant changes to the ADW services Winticket.com, BrisBET.com and TsnBET.com or to the data sites www.brisnet.com and www.tsnhorse.com. All of these online sites will continue to operate under their existing brands and offer the same quality products and services that our customers have come to expect.
          “Additionally, we look forward to enhancing all three ADW platforms by offering customers membership, points and privileges through Churchill Downs’ industry-leading Twin Spires Club, as well as offering BRIS and TSN handicapping tools to TwinSpires customers,” concluded Broadbent.
          There are several regional AmericaTAB-affiliated account-wagering services based at racetracks not owned by Churchill Downs that are not included in the sales transactions. These regional ADW companies will retain their current ownership and management structure. Churchill Downs will provide the regional affiliates with the same franchisee services that AmericaTAB provided.
          BRIS, which currently employs approximately 90 staff members, will maintain its current offices in Lexington, Ky. No staffing changes are currently anticipated as a result of the acquisitions.
          Churchill Downs will finance the aggregate $80 million purchase price with a $50 million loan from the Company’s revolving line of credit and with $30 million in cash.
          Bob Evans and Bill Carstanjen, executive vice president and chief development officer for Churchill Downs, will discuss the acquisitions with members of the media during a teleconference scheduled for today at 11:30 a.m. EDT. Media representatives wishing to participate in the teleconference should dial (617) 224-4327 approximately 10 minutes prior to the start of the teleconference and enter the pass code 59785938 when prompted.
          Churchill Downs Incorporated (“Churchill Downs”), headquartered in Louisville, Ky., owns and operates world-renowned horse racing venues throughout the United States. Churchill Downs’ four racetracks in Florida, Illinois, Kentucky and Louisiana host many of North America’s most prestigious races, including the Kentucky Derby and Kentucky Oaks, Arlington
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Churchill Downs Incorporated Acquires AmericaTAB, Bloodstock Research Information
Services and Thoroughbred Sports Network Businesses

June 12, 2007
Million, Princess Rooney Handicap and Louisiana Derby. Churchill Downs racetracks have hosted seven Breeders’ Cup World Championships. Churchill Downs also owns off-track betting facilities and has interests in various advance deposit wagering, television production, telecommunications and racing services companies, including a 50-percent interest in the national cable and satellite network HorseRacing TV™, that support the Company’s network of simulcasting and racing operations. Churchill Downs trades on the NASDAQ Global Select Market under the symbol CHDN and can be found on the Internet at www.churchilldownsincorporated.com.
          Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this news release are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in those markets in which we operate; the impact of live racing day competition with other Florida and Louisiana racetracks within those respective markets; costs associated with our efforts in support of alternative gaming initiatives; costs associated with Customer Relationship Management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; failure to execute on our business strategies or resistance to our business strategies; a substantial change in allocation of live racing days; litigation surrounding the Rosemont, Illinois, riverboat casino; changes in Illinois law that impact revenues of racing operations in Illinois; the impact of an Indiana racetrack and its wagering facilities near our operations; our continued ability to effectively compete for the country’s top horses and trainers necessary to field high-quality horse racing; our continued ability to grow our share of the interstate simulcast market; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; our ability to adequately integrate acquired businesses; market reaction to our expansion projects; the loss of our totalisator companies or their inability to provide us assurance of the reliability of their internal control processes through Statement on Auditing Standards No. 70 audits or to keep their technology current; the need for various alternative gaming approvals in Louisiana; our accountability for environmental contamination; the loss of key personnel; the impact of natural disasters, including Hurricanes Katrina, Rita and Wilma on our operations and our ability to adjust the casualty losses through our property and business interruption insurance coverage; any business disruption associated with a natural disaster and/or its aftermath; our ability to integrate businesses we acquire, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.
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